                                    [GRAPHIC]
Satuit Capital Management, LLC
------------------------------
A Registered Investment Advisor



Dear Shareholder,

      As we enter our fifth year of operation, I'd like to take a moment and look back on the events, struggles and victories that we have experienced since the inception of the Fund.

      I started editing the prospectus in July of 2000 and it wasn't until December 12th, 2000 that the Fund went "effective". Even though the Fund was up 38% in 2001, due to the tragic event of September 11th, it was very little consolation. In fact, I thought very seriously about closing down and returning to the institutional money management business in Boston. But that didn't seem right. 2002 started off well with the indexes rising modestly in the first few months of the year. Then it all began to unravel. By October 2002 most pundits were arguing that if we broke 750 on the S & P 500 or 7000 on the Dow there was no end in sight. So along we trudged through a bear market in 2002 returning -14.34% for the year. Not bad considering our benchmark Russell 2000 was down -21.57% for the year. In hindsight, October 2002 was a bottom. It sure didn't feel like it. 2003 began with the looming threat of a war with Iraq and the eventual beginning of hostilities. And lets not forget the revelations about serious misdeeds in the mutual Fund industry. Yet equity investors decided that any visibility was better then none and drove the broad market higher. The Fund on a calendar year basis responded well returning 63% to shareholders versus a 45% return for the Russell 2000.

      Enter 2004. Continued military action in Iraq; a U.S. Federal Reserve that had begun signaling that tighter money (higher interest rates) would be coming; an anticipated Presidential election that was shaping up to be acrimonious at best. And we were following one of the best years the equity markets had returned in recent memory. Not an environment that would suggest the kinds of returns generated in 2004 would be forth coming: S & P 500 gaining +10.88%, the Russell 2000 +18.33% and the Fund gaining 19.75% for the calendar year ending December 31st, 2004. And there were some milestones that the Fund hit during the year that I am very proud of. First, we achieved 3 years of performance (12/12/2003) thus being able to be rated by Morningstar. Second, we went over $10 million dollars of net assets. We began 2004 with $9.8 million of net assets (499,000 shares outstanding) and finished with over $18 million of net assets (829,000 shares outstanding). Finally and most important, effective August 2004, we reduced the Expense Ratio from 2.80% to 1.95%. Since I started the Fund, I have told investors that as we grew, we would share with our investors the cost reductions achieved through more assets. I am pleased to say that that has taken place and we have done what we said we would do.

      Each year, market prognosticators gather around and try to make predictions about returns of capital markets. My outlook is the same each year; I think the equity markets will be higher at the end of the year. Rather then try to read into the future, I would like to again discuss the importance of the allocation to our micro cap strategy. And I will discuss it through the 3 themes that I always do: diversification, relative valuation and economic cycle.

      The first theme is diversification. I created the Fund for investors seeking a long-term investment in a diversified portfolio of smaller companies. I take a quantitative and qualitative approach to evaluating the companies that become potential candidates of the Fund. The result is a diversified portfolio. With respect to diversification, individual investors should take a similar approach and attempt to create the most efficient portfolio, that is, the portfolio of stocks or Funds that will provide the most return for the least amount of risk. Analysis on historical equity returns concludes that the most "efficient portfolio" - the least amount of risk and the most return - includes an allocation to a micro-cap strategy.

      The second theme is relative valuation. Micro-cap stocks valuation levels are still attractive versus large cap. As of December 31st 2004, the median PE on 2005 EPS for the Fund was 15.7x. The median EPS growth rate 2005 versus 2004 was 33%. The S & P 500 sports a median multiple of 16.8% and a median EPS growth rate of 16%. Finally, the median forward PE for the Russell 2000 is 17.2x for an anticipated median 22% EPS growth. Our investment philosophy is that companies that trade at a reasonable multiple and show above average projected earnings per share growth rates, should over time, outperform the broad market. The investment process determines the accuracy of the projected earnings by evaluating the prospects for revenue growth, margin expansion, balance sheet strength and cash flow. I'm interested in buying forecasted earnings growth but a reasonable price.

      The third theme is the economic cycle. I believe that the economy is expanding albeit at a slow pace. With that, I evaluated the last 8 non-recessionary periods and the returns of the market capitalizations (large cap, mid cap, small cap and micro cap). The result is that micro-cap stocks provided investors with over 400 basis points of annualized returns versus large cap stocks. Further, the Fed is in a rate tightening cycle (non-recessionary cycle). I analyzed the last four-interest rate tightening cycles and calculated 2 year annualized returns from the month that the Fed started to raise rates. The results show that micro-cap stocks out-performed all other capitalizations in 3 of the 4 periods. Not a bad batting average!

      My point is this: investment allocation ultimately drives long-term returns. As we enter the new-year, attention will again focus on trading strategies with respect to over/under weight large/small/mid/micro cap strategies. This attention concerns me. It begs the question "when do we trade out of X and buy Y"? It takes me back to the 90's when allocation of investor's capital was forgotten and that capital was thrown at the hottest sectors as a trade, not an investment decision based on proper allocation methodologies. As long-term investors, our goal should be the attainment of the most efficient portfolio. To achieve this goal, we need to continually focus on allocation. The three themes focusing on the allocation to micro cap stocks that I have described above, diversification, relative valuation and economic cycle should help investors focus on maintaining a proper allocation for the most efficient portfolio.

                                    [CHART]
Annualized Returns Since Inception 12/12/2000 Through 10/31/2004

SATMX   Russell 2000   S & P Small Cap Index   Wilshire 5000   S & P 500 Index
-----   ------------   ---------------------   -------------   ---------------
20.58%     5.29%             8.81%                -0.90%            -5.01%



                                     [CHART]

           Returns from October 31st, 2003 through October 31st, 2004*

SATMX   Russell 2000   S & P Small Cap Index   Wilshire 5000   S & P 500 Index
-----   ------------   ---------------------   -------------   ---------------
10.38%     10.52%            15.77%                8.25%            7.56%

            *-Returns represent simple price appreciation and do not
                        reflect reinvestment of dividends


      A picture being worth a thousand words, presented above are annualized and period returns of the Fund, the Russell 2000, the S & P Small Cap Index, the Wilshire 5000 and the S & P 500 Index.

      Finally, let me provide a more current picture of the Fund. As of December 31st, 2004 Fund assets are $19.2 million versus $9.9 million in assets at the beginning of 2004. Year to date as of December 31st, 2004 the Fund returned +19.75% versus the benchmark Russell 2000 return of +18.33%. The out performance of the Fund relative to the benchmark, +1.42%, has been driven by two important factors. First, maintaining the investment philosophy. Second, focusing on the investment process. By sticking to the philosophy and process we hope to continue the Fund's out performance and add value for our shareholders.

Sincerely,

Robert J. Sullivan
Portfolio Manager - SATMX

                         SATUIT CAPITAL MICRO CAP FUND
                           Supplemental Information

A. Fund Expenses Example

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on certain redemptions and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, May 1, 2004 and held for the six months ended October 31, 2004.

Actual Expenses Example

      The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

      The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses many not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------
CLASS A                                                                       Expenses Paid During Period*
                          Beginning Account Value     Ending Account Value            May 1, 2004
                                May 1, 2004             October 31, 2004        through October 31, 2004
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Actual                             $1,000                  $1,033.05                     $12.98
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Hypothetical                       $1,000                  $1,012.30                     $12.85
(5% return before
  expenses)
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.54% for Class A and 2.99% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

-------------------------------------------------------------------------------------------------------
CLASS C                                                                            Expenses Paid
                                                                                   During Period*
                          Beginning Account Value     Ending Account Value          May 1, 2004
                                May 1, 2004             October 31, 2004      through October 31, 2004
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Actual                             $1,000                  $1,033.55                   $15.28
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Hypothetical                       $1,000                  $1,010.05                   $15.11
(5% return before
  expenses)
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.54% for Class A and 2.99% for Class C, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 366 days in the current year.

B. Portfolio Holdings, by Sector, as Percentage of Net Assets

                                    [CHART]

                         Satuit Capital Micro Cap Fund
           Portfolio Holdings, by Sector, as percentage of Net Assets as of 10/31/2004

                                                   Percentage of
               Industry Sector                       Net Assets
               ---------------                     -------------
               Capital Goods .........................  2.45%
               Construction ..........................  1.22%
               Consumer ..............................  6.00%
               Correction Facility ...................  1.08%
               Energy ................................  8.83%
               Engineering ...........................  1.28%
               Financial ............................. 20.48%
               Healthcare/Drugs ...................... 11.15%
               Human Resources .......................  2.67%
               Manufacturing .........................  3.92%
               Real Estate ...........................  1.22%
               Repurchase agreement ..................  1.23%
               Retail ................................  6.95%
               Tech .................................. 19.51%
               Telecommunications ....................  5.12%
               Transportation ........................  2.34%
               Other assets, net of liabilities ......  4.55%

                                    [CHART]

                      COMPARISON OF $10,000 INVESTMENT IN
             SATUIT CAPIPTAL MICRO CAP FUND VS. THE S & P 500 INDEX
                            & THE RUSSELL 2000 INDEX
                                 Class A Shares

                    Satuit Capital       S & P 500         Russell 2000
                    Micro Cap Fund        Index               Index
                    --------------       ---------         ------------
  12/12/00 ........    $ 9,425            $10,000             $10,000
10/31/2001 ........     11,706              7,729               8,962
10/31/2002 ........     10,999              6,460               7,729
10/31/2003 ........     17,615              7,663              11,056
10/31/2004 ........     19,502              8,243              12,219

            Past performance is not predictive of future performance. Performance figures include deduction of maximum applicable sales charges.






                                    [CHART]

                      COMPARISON OF $10,000 INVESTMENT IN
             SATUIT CAPIPTAL MICRO CAP FUND VS. THE S & P 500 INDEX
                            & THE RUSSELL 2000 INDEX
                                 Class C Shares

                    Satuit Capital       S & P 500         Russell 2000
                    Micro Cap Fund        Index               Index
                    --------------       ---------         ------------
 4/21/2004 ........    $10,000            $10,000             $10,000
 4/30/2004 ........      9,629              7,729               8,962
 5/31/2004 ........      9,793              6,460               7,729
 6/30/2004 ........     10,159              7,663              11,056
 7/31/2004 ........      9,523              8,243              12,219
 8/31/2004 ........      9,257              8,243              12,219
 9/30/2004 ........      9,841              8,243              12,219
10/31/2004 ........      9,952              8,243              12,219

           Past performance is not predictive of future performance.

                              Class A Shares                  Class C Shares
                 ----------------------------------------- --------------------
                                         Average Annual
                     Total Return         Total Return         Total Return
                       One Year         Since Inception      Since Inception
                 10-31-03 to 10-31-04 12-12-00 to 10-31-03 04-21-04 to 10-31-04
                 -------------------- -------------------- --------------------

      Fund              4.34%                18.76%               -0.48%

 Fund, excluding
  sales charge          10.69%               20.58%                N/A

     S&P 500            7.57%                -4.85%               0.54%

  Russell 2000          10.52%               5.29%                0.10%

     The S & P 500 Index is a market-value weighted index that tracks 500 companies in leading industries such as transportation, utilities, financial services, cyclicals & consumer products.

     The Russsell 2000 Index is a market capitalization index that measures the performance of 2000 small-cap stocks in various industries.

     (The comparative indices are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)

                         SATUIT CAPITAL MICRO CAP FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               October 31, 2004

             Number                                       Market
             of Shares Security Description               Value
             --------- --------------------             ----------

                       COMMON STOCKS:            94.22%

                       CAPITAL GOODS:             2.45%
              24,100   Jaccuzzi Brands* **              $  208,465
              30,850   Orbit International* **             200,216
                                                        ----------
                                                           408,681
                                                        ----------

                       CONSTRUCTION:              1.22%
              29,000   U.S. Concrete Inc*                  203,000
                                                        ----------

                       CONSUMER:                  6.00%
              12,700   Audiovox Corp.*                     182,880
              29,500   Comfort Systems USA*                204,435
              26,700   MAC-Gray Corp.*                     194,910
              11,700   Korn/Ferry International*           203,580
              28,500   Reliv International                 215,175
                                                        ----------
                                                         1,000,980
                                                        ----------

                       CORRECTION FACILITY:       1.08%
               9,000   Geo Group*                          180,090
                                                        ----------

                       ENERGY:                    8.83%
              21,900   Brigham Exploration*                198,742
               9,950   Core Labs*                          246,760
               8,300   Dril-Quip* **                       185,920
               6,980   Gulf Island                         142,811
               8,880   Remington Oil & Gas*                225,907
               6,180   St Mary Land Exploration            243,677
               7,700   Whiting Petroleum* **               228,536
                                                        ----------
                                                         1,472,353
                                                        ----------

                       ENGINEERING:               1.28%
              12,500   The Keith Co.*                      213,800
                                                        ----------

                       FINANCIAL:                20.48%
              14,000   American West Bancorp**             277,900
               7,200   Bank of Ozarks                      232,452

             Number                                       Market
             of Shares Security Description               Value
             --------- --------------------             ----------
              33,600   Ceres Group Inc.*                $  181,440
               5,900   City Bank of Lynnwood               226,208
              18,700   Can Surety Corp*                    220,099
              11,900   Columbia Bancorp                    212,415
              43,600   Corillian Corp*                     214,512
              41,500   Meadowbrook Insurance*              205,010
               6,000   Navigators Group Inc.* **           176,940
              18,700   Premier West Bancorp* **            199,903
               5,900   Proassurance Corp* **               210,571
               8,300   Scotish Annuity & Life              186,750
               9,900   Signature Bank* **                  291,753
              12,800   Washington Banking**                203,392
               8,700   West Coast Bancorp**                206,190
               3,000   Wintrust Financial                  171,000
                                                        ----------
                                                         3,416,535
                                                        ----------

                       HEALTHCARE/DRUGS:         11.15%
              14,100   Bio Reference Labs*                 198,387
               6,200   SFBC International*                 172,422
              12,400   Epix Medical Inc.*                  193,812
              35,300   Misonix Inc.*                       184,230
              13,500   Dendrite International*             197,775
              40,300   Discovery Partners* **              190,216
               7,100   Matria Healthcare* **               221,662
              17,900   Res-Care Inc.* **                   217,306
              16,450   Ventiv Health* **                   284,585
                                                        ----------
                                                         1,860,395
                                                        ----------

                       HUMAN RESOURCES:           2.67%
               7,500   Heidrick & Struggele*               214,762
              21,700   K-force Com*                        229,803
                                                        ----------
                                                           444,565
                                                        ----------

                       MANUFACTURING:             3.92%
              32,200   Bodisen Biotech Inc.**              230,230
              25,300   Hartmarx Corp*                      211,508
              41,700   Rowe Companies* **                  211,836
                                                        ----------
                                                           653,574
                                                        ----------

                       REAL ESTATE:               1.22%
              21,030   Ashford Hospitality                 203,780
                                                        ----------

             Number                                       Market
             of Shares Security Description               Value
             --------- --------------------             -----------

                       RETAIL:                    6.95%
              25,700   Books A Million                  $   211,254
              11,000   Gamestop Corp.* **                   215,490
              35,000   Hastings Entertainment*              258,265
               8,625   Jos. A. Bank Clother*                273,758
              14,600   Sport Chalet Inc.*                   200,750
                                                        -----------
                                                          1,159,517
                                                        -----------

                       TECH:                     19.51%
              15,700   Audio Codes Ord*                     206,926
              54,600   Ballantyne of Omaha* **              169,260
              12,300   Ditech Communication*                282,162
              19,000   Epicor Software*                     292,030
              19,100   Genreal Cable Corp*                  234,930
               4,400   Mind Cti Ltd.                        197,580
              19,300   Netgear Inc.*                        263,059
              24,830   Ptek Holdings Inc Co.*               247,307
              20,100   Radvision Ltd.*                      217,482
               8,400   Radware Ltd.*                        207,480
              25,100   Radyne Comstream Inc.*               184,485
              10,500   Sensytech Inc.*                      256,200
              29,000   Srs Labs Inc.* **                    200,390
              17,200   Ulticom Inc.* **                     295,668
                                                        -----------
                                                          3,254,959
                                                        -----------

                       TELECOMMUNICATIONS:        5.12%
              60,100   8X8 Inc.*                            171,225
              11,300   Aladdin Knowledge System*            284,195
              47,100   Sirenza Microdevices*                213,174
              61,000   Tut Systems*                         185,440
                                                        -----------
                                                            854,034
                                                        -----------

                       TRANSPORTATION:            2.34%
              10,700   Celadon Group Inc.*                  208,115
              15,480   Providence & Worcester               182,664
                                                        -----------
                                                            390,779
                                                        -----------
                       Total Common Stocks:              15,717,042
                                                        -----------

     Number                                                      Market
     of Shares Security Description                              Value
     --------- --------------------                            -----------

               REPURCHASE AGREEMENTS:
     $205,403  Bear Sterns, 0.9375%, dated 10/29/04,
               due 11/1/04, repurchase price $205,419,
               collateralized by U.S. Treasury Bond      1.23% $   205,403
                                                               -----------

               TOTAL INVESTMENTS:
               (Cost: $13,628,509 )***                  95.45% $15,922,445
               Other assets, net of liabilities          4.55%     759,315
                                                       ------  -----------

               NET ASSETS                              100.00% $16,681,760
                                                       ======  ===========

*  Non-income producing
** Portion of the security is pledged as collateral for securities loaned (see
   Note 4).
***Cost for Federal income tax purpose is $13,427,873 and net unrealized appreciation consists of:

                   Gross unrealized appreciation $2,531,886
                   Gross unrealized depreciation   (242,717)
                                                 ----------
                   Net unrealized appreciation   $2,289,169
                                                 ==========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of $13,628,509) (Notes 1,3 & 4)                   $15,922,445
 Cash and cash equivalents                                                                   689,437

 Receivables:
   Interest                                                                     $  1,949
   Dividends                                                                         576
   Securities sold                                                               253,018
   Capital stock sold                                                             59,981
                                                                                --------
                                                                                             315,524
 Other assets                                                                                  3,838
                                                                                         -----------
     TOTAL ASSETS                                                                         16,931,244
                                                                                         -----------

LIABILITIES
 Payable upon return of securities loaned (Note 4)                                           205,403
 Payables:
   Accrued 12b-1 fees and Shareholder servicing fee                                           12,045
   Securities purchased                                                                       29,598
   Other Accrued Expenses                                                                      2,438
                                                                                         -----------
     TOTAL LIABILITIES                                                                       249,484
                                                                                         -----------

NET ASSETS                                                                               $16,681,760
                                                                                         ===========

 Class A Shares
   Net Assets, Class A                                                                   $16,588,342
                                                                                         ===========
   NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
     ($16,588,342 / 804,199 shares outstanding) (Note 5)                                 $     20.63
                                                                                         ===========
   MAXIMUM OFFERING PRICE PER SHARE ($20.63 x 100 / 94.25)                               $     21.89
                                                                                         ===========

 Class C Shares
   Net Assets, Class C                                                                   $    93,418
                                                                                         ===========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
     SHARE ($93,418 / 4,525 shares outstanding) (Note 5)                                 $     20.64
                                                                                         ===========
   At October 31, 2004 there were 1,000,000,000 shares of $.01 par value stock authorized and components of net assets are:
   Paid in capital                                                                       $13,197,465
   Accumulated net realized gain on investments                                            1,190,359
   Net unrealized appreciation of investments                                              2,293,936
                                                                                         -----------
   Net Assets                                                                            $16,681,760
                                                                                         ===========

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF OPERATIONS

Year Ended October 31, 2004*
--------------------------------------------------------------------------------

   INVESTMENT INCOME
    Dividend                                             $ 34,219
    Interest                                               15,825
    Income from securities loaned--net                      3,717
                                                         --------
      Total income                                                $   53,761
                                                                  ----------

   EXPENSES
    Investment advisory fees (Note 2)                    $158,982
    12b-1 and distribution fees, Class A shares (Note 2)   53,462
    12b-1 and distribution fees, Class C shares (Note 2)      311
    Accounting fees                                        14,199
    Administrative services                                21,402
    Custody fees                                           11,122
    Registration fees                                      19,000
    Transfer agent fees                                    27,028
    Professional fees                                      54,885
    Shareholder services                                   26,994
    Miscellaneous                                          13,859
    Trustee fees                                            1,800
                                                         --------
      Total expenses                                                 403,044
    Advisor and Distributor fee waivers (Note 2)                     (71,485)
                                                                  ----------
    Net expenses                                                     331,559
                                                                  ----------
    Net investment loss                                             (277,798)
                                                                  ----------

   REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                               1,202,960
    Net change in unrealized appreciation on investments             377,146
                                                                  ----------
    Net gain on investments                                        1,580,106
                                                                  ----------
    Net increase in net assets resulting from operations          $1,302,308
                                                                  ==========

* Commencement of operations of Class C shares was April 21, 2004.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               Year ended        Year ended
                                                            October 31, 2004* October 31, 2003
                                                            ----------------- ----------------
OPERATIONS
 Net investment loss                                           $  (277,798)      $ (134,734)
 Net realized gain on investments                                1,202,960          793,300
 Net change in unrealized appreciation on investments              377,146        2,183,217
                                                               -----------       ----------
 Net increase in net assets resulting from operations            1,302,308        2,841,783

DISTRIBUTIONS TO SHAREHOLDERS FROM
Long-Term Capital Gains--Class A ($0.29 and $ .  per share,
  respectively) (Note 6)                                          (143,132)              --

CAPITAL SHARE TRANSACTIONS
 Net increase in net assets resulting from capital share
   transactions--Class A**                                       6,803,439        1,325,395
 Net increase in net assets resulting from capital share
   transactions--Class C**                                          91,310               --
                                                               -----------       ----------
                                                                 6,894,749        1,325,395
 Net increase in net assets                                      8,053,925        4,167,178
 Net assets at beginning of year                                 8,627,835        4,460,657
                                                               -----------       ----------
NET ASSETS at the end of the year                              $16,681,760       $8,627,835
                                                               ===========       ==========

** A summary of capital share transactions follows:

                                            Class A
                                          Year ended            Year ended
                                       October 31, 2004      October 31, 2003
                                     --------------------  --------------------
                                      Shares     Value      Shares     Value
                                     -------  -----------  -------  -----------
Shares sold                          426,944  $ 8,474,213  157,691  $ 2,418,780
Shares reinvested from distributions   7,297      141,122       --           --
Shares redeemed                      (91,671)  (1,811,896) (78,297)  (1,093,385)
                                     -------  -----------  -------  -----------
Net increase                         342,570  $ 6,803,439   79,394  $ 1,325,395
                                     =======  ===========  =======  ===========

                                            Class C
                                          Period ended
                                         October 31, 2004*
                                         -----------------
                                         Shares    Value
                                         ------   -------
                         Shares sold     4,525    $91,310
                         Shares redeemed    --         --
                                         -----    -------
                         Net increase    4,525    $91,310
                                         =====    =======

* Commencement of operations for the C class was April 21, 2004.

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                 Class A Shares                   Class C Shares
                                               ---------------------------------------------      --------------
                                               Year ended  Year ended  Year ended  Period ended    Period ended
                                               October 31, October 31, October 31, October 31,     October 31,
                                                  2004        2003        2002        2001*           2004**
                                               ----------- ----------- ----------- ------------   --------------
Per Share Operating Performance
Net asset value, beginning of period             $ 18.69     $ 11.67     $ 12.42     $ 10.00         $ 20.74
                                                 -------     -------     -------     -------         -------
Income from investment operations-
  Net investment loss                              (0.34)      (0.34)      (0.28)      (0.23)          (0.21)
  Net realized and unrealized gain (loss) on
   investments                                   $  2.57     $  7.36       (0.47)       2.64            0.11
                                                 -------     -------     -------     -------         -------
  Total from investment operations                  2.23        7.02       (0.75)       2.42           (0.10)
                                                 -------     -------     -------     -------         -------
Less distribution from long-term capital gains     (0.29)         --          --          --              --
                                                 -------     -------     -------     -------         -------
Net asset value, end of period                   $ 20.63     $ 18.69     $ 11.67     $ 12.42         $ 20.64
                                                 =======     =======     =======     =======         =======
Total Return                                       10.69%      60.15%      (6.04%)     24.20%          (0.48%)
                                                 =======     =======     =======     =======         =======
Ratios/Supplemental Data
  Net assets, end of period (000's)              $16,588     $ 8,628     $ 4,461     $   456         $    93
Ratio to average net assets
  Expenses                                          3.10%       4.04%       4.99%      36.16%***        4.06%***
  Expenses, net of reimbursements and fee
   waivers (Note 2)                                 2.54%       2.80%       2.80%       1.65%***        2.99%***
  Net investment loss, excluding
   reimbursements and fee waivers                  (2.93%)     (3.61%)     (4.36%)    (35.66%)***      (4.60%)***
  Net investment loss                              (2.36%)     (2.37%)     (2.17%)     (1.14%)***      (3.53%)***
Portfolio turnover rate                           147.71%     122.31%     157.83%     100.09%         147.71%

* Commencement of operation of Class A shares was December 12, 2000. ** Commencement of operation of Class C shares was April 21, 2004. ***Annualized

The accompanying notes are an integral part of these financial statements.

SATUIT CAPITAL MICRO CAP FUND
NOTES TO THE FINANCIAL STATEMENTS

October 31, 2004
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      The Satuit Capital Micro Cap Fund (the "Fund") is a series of Satuit Capital Management Trust ("SCMT") which is registered under The Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was established in December, 2000 as a series of SCMT. The Fund currently offers two Classes of shares (Class A and Class C). The objective of the Fund is to seek to achieve long-term capital appreciation.

      The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Trustees. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Trustees.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions and Income. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a specific identification basis. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      D. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for wash sales.

      E. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      F. Security Loans. The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

      G. Class Net Asset Values and Expenses. All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable to each class.

      H. Reclassifications. Accounting Principles generally accepted in the United States of America require that certain components of the net assets be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or the net asset value per share. For the year ended October 31, 2004 permanent differences in book and tax accounting have been reclassified to paid in capital, by $267,851 undistributed net investment loss by $277,798 and accumulated net realized gain/ (loss) by $9,947.

NOTE 2 - INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER

      Pursuant to an Investment Advisory Agreement, the Advisor, Satuit Capital Management, LLC provides investment services for an annual fee of 1.25% of the average daily net assets of the Fund. Per an expense limitation agreement in effect through July 31, 2004, the Advisor waived its fees and reimbursed fund expenses in order to limit the operating expenses for Class A shares to 2.80% of average net assets of Class A and operating expenses of Class C shares to 3.55% of average net assets of Class C shares. Effective August 1, 2004, the Advisor has agreed to waive its fees and reimburse fund expenses in order to limit the operating expenses for Class A shares to 1.95% of average Class A net assets and for Class C shares to 2.70% of average Class C net assets from August 1, 2004 through October 31, 2007. For the year ended October 31, 2004, the Advisor earned fees of $158,982, of which $43,313 were waived.

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Advisor may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or the Advisor. The Fund or the Advisor may incur such distribution expenses at the rate of .25% per annum on the Fund's A Class average daily net assets, and at the rate of .75% on the Fund's C Class average daily net assets. For the year ended October 31, 2004, there were $31,920 of 12b-1 fees incurred, of which $6,319 was voluntarily waived by the Distributor.

      The Fund has also adopted a shareholder servicing plan for both classes of shares that provides that the Fund will compensate the Distributor with a servicing fee at the rate of .25% per annum of the average daily net assets of the Fund for the distributor's role of paying various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For the year ended October 31, 2004, there were $21,853 of distribution expenses incurred by the Fund and voluntarily waived by the Distributor.

      The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees waived or reimbursed by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund. The recoverable amount does not include fees voluntarily waived and expenses reimbursed prior to November 1, 2001. The total amount of recoverable reimbursements as of October 31, 2004 was $179,867.

                           2002 $ 68,659 Expires 2005
                           2003   67,895 Expires 2006
                           2004   43,313 Expires 2007
                                --------
                                 179,867

      Certain officers and/or Trustees of the Fund are also employees, officers and/or directors of Satuit Capital Management, LLC.

NOTE 3 - INVESTMENTS

      The cost of purchases and the proceeds from sales of securities other than short-term notes for the year ended October 31, 2004 aggregated $23,470,979 and $17,156,436, respectively.

NOTE 4 - SECURITIES LENDING

      At October 31, 2004 securities valued at $205,403 were on loan to brokers. For collateral, the Fund received shares of an overnight repurchase agreement valued at $212,130. Income from securities lending amounted to $3,717 for the year ended October 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

NOTE 5 - REDEMPTIONS

      Certain redemptions of Fund shares are subject to a 2% contingent deferred sales charge if shares are redeemed within one year of purchase. Shares redeemed subject to a CDSC will receive a lower redemption value per share.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

      Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

      The tax character of distributions paid during the year ended October 31, 2004 and October 31, 2003 was as follows:

                                                Year ended       Year ended
                                             October 31, 2004 October 31, 2003
                      -                      ---------------- ----------------
  Distributions from long-term capital gains     $143,132           $--
                                             ================ ================

      As of October 31, 2004 the components of distributable earnings on a tax basis were as follows:

                Undistributed long-term capital gains $1,195,126
                Unrealized appreciation                2,289,169
                                                      ----------
                                                      $3,484,295
                                                      ==========

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sales.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Satuit Capital Management Trust and
The Shareholders of Satuit Capital Micro Cap Fund
Sullivan's Island, South Carolina

We have audited the accompanying statement of assets and liabilities of Satuit Capital Micro Cap Fund, a series of Satuit Capital Management Trust, including the schedule of investments, as of October 31, 2004, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for each of the two years in the period ended October 31, 2003 and the period December 12, 2000 through October 31, 2001 were audited by other auditors, whose report dated November 19, 2003, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Satuit Capital Micro Cap Fund, as of October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
December 23, 2004

Satuit Capital Management Trust
(the "Trust")

SUPPLEMENTAL INFORMATION (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The Statement of Additional Information (the "SAI") includes additional information about the Trustees and is available without charge upon request by calling (800) 567-4030.

Name (Age) and            Position(s) Held Number of Principal Occupation(s)                 Other
Address                   with Trust       Funds in  During the Past 5 Years                 Directorships by
                          and Tenure       Trust                                             Trustees and
                                           Overseen                                          Number of Funds
                                                                                             in the Complex
                                                                                             Overseen
-------------------------------------------------------------------------------------------------------------
Robert J. Sullivan * (43) Chairman of the      1     Managing Director and Chief              None
2608 Goldbug Avenue       Board,                     Investment Officer of Satuit Capital
Sullivans Island, SC      President and              Management, LLC from June, 2000
29482                     Treasurer since            to Present, Portfolio Manager and
                          December, 2000             Senior Equity Analyst at Cadence
                                                     Capital Management from 1997 to
                                                     2000, an institutional asset
                                                     management firm; Institutional
                                                     Equity Sales Trader at Fidelity
                                                     Capital Markets from 1992 to 1993;
                                                     and Customer Service Representative
                                                     at Bridge Information Systems from
                                                     1987 to 1992.
-------------------------------------------------------------------------------------------------------------
Anthony J. Hertl (55)     Trustee since        1     Consultant to small and emerging         Advisor One
301 Grassmere Avenue      October, 2002              businesses since 2000. Retired in        Series-4 Funds
Interlaken, NJ 07712                                 2000 as Vice President of Finance
                                                     and Administration of Marymount
                                                     College, Tarrytown, N.Y. where he
                                                     served in this capacity for four years.
                                                     From 1983 to 1996, he served in
                                                     various positions at Prudential
                                                     Securities Inc., New York, NY,
                                                     including Chief Financial Officer-
                                                     Direct Investment Group, Director of
                                                     Corporate Taxation and Controller-
                                                     Capital Markets. Mr. Hertl spent ten
                                                     (10) years at Arthur Andersen & Co.
                                                     and is a Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------

Name (Age) and        Position(s) Held Number of Principal Occupation(s)               Other
Address               with Trust       Funds in  During the Past 5 Years               Directorships by
                      and Tenure       Trust                                           Trustees and
                                       Overseen                                        Number of Funds
                                                                                       in the Complex
                                                                                       Overseen
--------------------------------------------------------------------------------------------------------
Samuel Boyd, Jr. (64)  Trustee since       1     Mr. Boyd is Manager of the Customer   The World
10808 Hob Nail Court   October, 2003             Services Operations and Accounting    Insurance Trust -
Potomac, MD 20854                                Division of the Potomac Electric      1 Fund; The
                                                 Power Company since August, 1978;     World Funds, Inc.
                                                 Director of Vontobel Funds, Inc., a   - 7 Funds; Janus
                                                 registered investment company, since  Advisor Series
                                                 March, 1997; Director of The World    Trust - 2 Funds
                                                 Funds, Inc. since May, 1997; a
                                                 Trustee of The World Insurance
                                                 Trust, a registered investment
                                                 company, since May, 2002; a Trustee
                                                 of Janus Adviser Series Trust, a
                                                 registered investment company, since
                                                 September, 2003. Mr. Boyd is also a
                                                 certified public accountant.
--------------------------------------------------------------------------------------------------------
William E. Poist (65)  Trustee since       1     Mr. Poist is a financial and tax      The World Funds,
5272 River Road        February 2004             consultant through his firm           Inc. - 7 Funds;
Bethesda, MD 20816                               Management Funds Consulting for       The World
                                                 Professionals since 1968; Director of Insurance Trust -
                                                 Vontobel Funds, Inc., a registered    1 Fund
                                                 investment company, since March,
                                                 1997; Director of The World Funds,
                                                 Inc. since May, 1997; and a Trustee
                                                 of The World Insurance Trust, a
                                                 registered investment company, since
                                                 May, 2002. Mr. Poist is also a
                                                 certified public accountant.
--------------------------------------------------------------------------------------------------------

Name (Age) and          Position(s) Held Number of Principal Occupation(s)              Other
Address                 with Trust       Funds in  During the Past 5 Years              Directorships by
                        and Tenure       Trust                                          Trustees and
                                         Overseen                                       Number of Funds
                                                                                        in the Complex
                                                                                        Overseen
---------------------------------------------------------------------------------------------------------
Paul M. Dickinson (57)   Trustee since       1     Mr. Dickinson is President of Alfred The World Funds,
8704 Berwickshire Drive  February 2004             J. Dickinson, Inc. Realtors since    Inc. - 7 Funds;
Richmond, VA 23229                                 April, 1971; Director of Vontobel    The World
                                                   Funds, Inc., a registered investment Insurance Trust -
                                                   company, since March, 1997;          1 Fund
                                                   Director of The World Funds, Inc.
                                                   since May, 1997; and a Trustee of
                                                   The World Insurance Trust, a
                                                   registered investment company, since
                                                   May, 2002.
---------------------------------------------------------------------------------------------------------

* Mr. Sullivan is considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act. Mr. Sullivan is an interested person because: (1) he is an officer of the Trust; and (2) he is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust's next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust's Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board of Trustees and serves for a period of one year, or until his successor is duly elected and qualified.

Satuit Capital Micro Cap Fund
Supplemental Information Continued (Unaudited)

A. Proxy Voting Information (unaudited)

      A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-567-4030 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2004 is available on or through the SEC's website at www.sec.gov.

B. Portfolio Holdings (unaudited)

      Beginning with its first and third fiscal quarters ending on or after July 9, 2004, the Fund will file its complete schedule of portfolio holdings with the SEC on Form N-Q. The Fund's Form N-Q will be available without charge, upon request, by calling 1-800-567-4030 or on the SEC's website at www.sec.gov.

Investment Adviser:

   Satuit Capital Management, LLC.
     2608 Goldbug Avenue
     Sullivans Island, SC 29482

Distributor:

   First Dominion Capital Corp.
     8730 Stony Point Parkway, Suite 205
     Richmond, Virginia 23235

Independent Auditors:

   Tait, Weller and Baker
     1818 Market Street, Suite 2400
     Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Satuit Capital Micro
 Cap Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

For 24 hours, 7 days a week price information, investment plans, and other shareholder services, call Commonwealth Shareholder Service at
 (800) 567-4030 Toll Free.
[LOGO]

                         Annual Report to Shareholders

                         SATUIT CAPITAL MICRO CAP FUND

                                  A series of
                        Satuit Capital Management Trust

                              For the Year Ended
                               October 31, 2004